Exhibit 99.8

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing on behalf of each of them of any filing required by such party under Section 13 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of New Frontier Health Corporation, a Cayman Islands exempted company, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. Each of them is responsible for the timely filing of such filings and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

Dated: August 6, 2021

[Signature Page to Joint Filing Agreement]

NEW FRONTIER PUBLIC HOLDING LTD.

/s/ Carl Wu
Name: Carl Wu
Title: Director

[Signature Page to Joint Filing Agreement]

STRATEGIC HEALTHCARE HOLDING LTD.

/s/ Carl Wu
Name: Carl Wu
Title: Director

[Signature Page to Joint Filing Agreement]

CARNIVAL INVESTMENTS LIMITED

/s/ Leung Kam Chung
Name: Leung Kam Chung
Title: Director

[Signature Page to Joint Filing Agreement]

Mr. Kam Chung Leung

/s/ Kam Chung Leung
Kam Chung Leung

[Signature Page to Joint Filing Agreement]

Ms. Roberta Lipson

/s/ Roberta Lipson
Roberta Lipson

[Signature Page to Joint Filing Agreement]

MAX RISING INTERNATIONAL LIMITED

/s/ Carl Wu
Name: Carl Wu
Title: Director

[Signature Page to Joint Filing Agreement]

Mr. Carl Wu

/s/ Carl Wu
Carl Wu

[Signature Page to Joint Filing Agreement]

Mr. Ying Zeng

/s/ Ying Zeng
Ying Zeng

[Signature Page to Joint Filing Agreement]

VIVO CAPITAL IX (CAYMAN), LLC

/s/ Frank Kung
Name: Frank Kung
Title: Managing Member

[Signature Page to Joint Filing Agreement]

NF SPAC HOLDING LIMITED

/s/ Tang Chun Wai Nelson
Name: Tang Chun Wai Nelson
Title: Director

[Signature Page to Joint Filing Agreement]

SUN HING ASSOCIATES LIMITED

/s/ Tang Chun Wai Nelson
Name: Tang Chun Wai Nelson
Title: Director

[Signature Page to Joint Filing Agreement]

NAN FUNG GROUP HOLDINGS LIMITED

/s/ Tang Chun Wai Nelson
Name: Tang Chun Wai Nelson
Title: Director

[Signature Page to Joint Filing Agreement]

BRAVE PEAK LIMITED

/s/ Hui Mei Mei, Carol
Name: Hui Mei Mei, Carol
Title: Director

[Signature Page to Joint Filing Agreement]

ASPEX MASTER FUND

/s/ Li Ho Kei
Name: Li Ho Kei
Title: Director

[Signature Page to Joint Filing Agreement]

ASPEX MANAGEMENT (HK) LIMITED

/s/ Li Ho Kei
Name: Li Ho Kei
Title: Director

[Signature Page to Joint Filing Agreement]

Mr. LI Ho Kei

/s/ Li Ho Kei
Li Ho Kei

[Signature Page to Joint Filing Agreement]

SMART SCENE INVESTMENT LIMITED

/s/ Lui Kon Wai
Name: Lui Kon Wai
Title: Director

[Signature Page to Joint Filing Agreement]

LY HOLDING CO., LIMITED

/s/ Ng Ka Lam
Name: Ng Ka Lam
Title: Director

[Signature Page to Joint Filing Agreement]

ADVANCE DATA SERVICES LIMITED

/s/ Ma Huateng
Name: Ma Huateng
Title: Director

[Signature Page to Joint Filing Agreement]

YUNQI CHINA SPECIAL INVESTMENT A

/s/ Christopher Min Fang Wang
Name: Christopher Min Fang Wang
Title: Director

[Signature Page to Joint Filing Agreement]

YORK ASIAN OPPORTUNITIES INVESTMENTS MASTER FUND, L.P.

/s/ Kevin M. Carr
Name: Kevin M. Carr
Title: Managing Director

[Signature Page to Joint Filing Agreement]

SMART WILL INVESTMENTS LIMITED

/s/ Chan Wai Kan
Name: Chan Wai Kan
Title: Director

[Signature Page to Joint Filing Agreement]

FOSUN INDUSTRIAL CO., LIMITED

/s/ Xiaohui Guan
Name: Xiaohui Guan
Title: Director

SHANGHAI FOSUN PHARMACEUTICAL (GROUP) CO., LTD.

/s/ Wu Yifang
Name: Wu Yifang
Title: Director

[Signature Page to Joint Filing Agreement]